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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 9, 2002

                            SOURCECORP, INCORPORATED

             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-27444                 75-2560895

       (State or other         (Commission File Number)      (I.R.S. Employer
 jurisdiction incorporation)                              Identification Number)


                              3232 McKinney Avenue
                                   Suite 1000
                               Dallas, Texas 75204
                    (Address of principal executive offices)


                                 (214) 740-6500
                          (Registrant's Telephone No.)

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ITEM 5.  OTHER EVENTS

         On May 9, 2002, SOURCECORP, Incorporated issued the press release filed as exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

   (a)   Financial Statements

         Not applicable

   (b)   Pro Forma Financial Information

         Not applicable

   (c)   Exhibits

         EXHIBIT NUMBER      DESCRIPTION
         --------------      -----------

             99.1      Press Release, dated May 9, 2002.



                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SOURCECORP, INCORPORATED


Dated:  May 10, 2002                   By: /s/ Ed H. Bowman, Jr.
                                           -------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX

           Item
          Number       Description
          ------       -----------

             99.1      Press Release, dated May 9, 2002.